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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934




                       Commission file number   1-10442
                                                -------


       Date of Report (Date of earliest event reported)  JUNE 12, 1995
                                                         -------------



                    FIRST FINANCIAL MANAGEMENT CORPORATION
- -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               GEORGIA                                        58-1107864
- -------------------------------------               ---------------------------
   (State or other jurisdiction of                         (I.R.S. Employer
    incorporation or organization)                       Identification No.)


3 CORPORATE SQUARE, SUITE 700,  ATLANTA, GEORGIA                 30329
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   (Address of principal executive offices)                    (Zip Code)



    (Registrant's telephone number, including area code)  (404) 321-0120
                                                          --------------



                                NOT APPLICABLE
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  (Former name, former address and former fiscal year, if changed since last report)
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Item 1(b).      CHANGES IN CONTROL OF REGISTRANT.

                On June 12, 1995, the Registrant entered into an Agreement and Plan of Merger (the "Merger Agreement") dated as of June 12, 1995 among the Registrant, First Data Corporation ("FDC") and FDC Merger Corp., a wholly-owned subsidiary of FDC, providing for the merger of FDC Merger Corp. with and into the Registrant, with the Registrant remaining as the surviving corporation in the merger and thus becoming a wholly-owned subsidiary of FDC. Pursuant to the Merger Agreement, and subject to the terms and conditions thereof, each share of the Registrant's common stock will be converted into 1.5859 shares of common stock of FDC. The Merger Agreement is attached hereto as Exhibit 2.1 and is hereby incorporated by reference.

                A press release of the Registrant dated June 13, 1995 is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.


ITEM 7.        FINANCIALS STATEMENTS, PRO FORMA FINANCIAL
               INFORMATION AND EXHIBITS.

         (a)   Financial Statements of Businesses Acquired.
               -------------------------------------------
               NOT APPLICABLE.

         (b)   Pro Forma Financial Information.
               -------------------------------
               NOT APPLICABLE.

         (c)   Exhibits
               --------

               2.1 Agreement and Plan of Merger dated as of June 12, 1995 among the Registrant, First Data Corporation and FDC Merger Corp. The exhibits to the Agreement and Plan of Merger have been omitted for purposes of this filing, but will be furnished supplementally to the Commission upon request.

               99.1     Press release dated June 13, 1995.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          FIRST FINANCIAL MANAGEMENT CORPORATION
                          --------------------------------------



Date:  June 22, 1995      By:     /s/ Richard Macchia
                                  ---------------------------------
                                  Richard Macchia
                                  Executive Vice President, Finance





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                               INDEX TO EXHIBITS


                                               Exhibit                                                       Sequential Page No.
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
 2.1      Agreement and Plan of Merger dated as of June 12, 1995 among the Registrant, First
          Data Corporation and FDC Merger Corp.  The exhibits to the Agreement and Plan of
          Merger have been omitted for purposes of this filing, but will be furnished supplementally to the Commission upon request.

 99.1     Press release dated June 13, 1995.





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